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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report     March 31, 2000



                           OCEANIC EXPLORATION COMPANY
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             (Exact name of Registrant as specified in its charter)


           Delaware                  0-6540                       84-0591071
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       (State or other           (Commission                  (I.R.S. Employer
jurisdiction of Incorporation)    File Number)               Identification No.)


           5000 South Quebec Street, Suite 450, Denver, Colorado 80237
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                    (Address of principal executive offices)

                                 (303) 220-8330
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                         (Registrant's telephone number)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On March 21, 2000, Oceanic Exploration Company (the "Registrant") purchased the employment operations and certain assets of Alliance Services Associates, Inc., the wholly owned subsidiary of Alliance Staffing Associates, Inc. (collectively "Alliance") for $581,000 in cash pursuant to a Purchase and Sale Agreement, attached hereto as Exhibit 99.1, without exhibits. Alliance is an employment agency located in San Diego, California. The assets purchased primarily consist of cash, prepaid assets, office furniture and equipment and the name of Alliance Staffing Associates, Inc. In addition, the Registrant received Non-Compete Agreements and Continuity of Business Dealings Undertakings from Alliance and its shareholders, attached hereto as Exhibits 99.2 through 99.5. The Registrant intends to use these assets to continue the current operations of the employment placement service. In connection with continuing these operations, the Registrant executed an Employment Agreement with the President of Alliance, attached hereto as Exhibit 10.1, without exhibits.

The purchase price of $581,000 was paid to the shareholders of Alliance Staffing Associates, Inc., Karsten N. Blue and Linden P. Blue, who are the sons of James
N. Blue, the Chairman of the Board and Chief Executive Officer of the Registrant. The Board of Directors received an opinion from PricewaterhouseCoopers LLP as to the fairness from a financial point of view to the Registrant of the consideration paid. The purchase price of $581,000, plus an anticipated additional investment estimated at $400,000 to fund working capital requirements subsequent to the closing of the transaction (together the "Aggregate Purchase Price") was determined to be fair to the Registrant from a financial point of view. The Registrant financed this acquisition using cash on hand, received from its judgment against Denison Mines Ltd.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)&(b)

Financial statements required to be filed as exhibits to this Form 8-K will be filed with a Form 8-K/A on or before June 14, 2000.

         (c)      Exhibits

         10.1 Employment Agreement for Audrey Voyles, President of Alliance Division of Registrant. Pursuant to Item 601(b)(2) of Regulation S-X, the Exhibits referred to in the Agreement are omitted. The Registrant agrees to furnish supplementally a copy of any such Exhibit to the Commission upon request.

         99.1 Agreement of Purchase and Sale of Assets between Oceanic Exploration Company, Alliance Services Associates, Inc., Alliance Staffing Associates, Inc. and the parties executing this Agreement as shareholders of Alliance Staffing Associates, Inc. Pursuant to Item 601(b)(2) of Regulation S-X, the Exhibits referred to in the Agreement are omitted. The Registrant agrees to furnish supplementally a copy of any such Exhibit to the Commission upon request.

         99.2 Non-Compete Agreement and Continuity of Business-Dealings Undertaking with Alliance Services Associates, Inc.

         99.3 Non-Compete Agreement and Continuity of Business-Dealings Undertaking with Alliance Staffing Associates, Inc.

         99.4 Non-Compete Agreement and Continuity of Business-Dealings Undertaking with Karsten N. Blue

         99.5 Non-Compete Agreement and Continuity of Business-Dealings Undertaking with Linden P. Blue



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  OCEANIC EXPLORATION COMPANY
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                                  (Registrant)



Date:  April 12, 2000             /s/ Charles N. Haas
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                                  Charles N. Haas
                                  President





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                                 EXHIBIT INDEX

     Exhibit No.                  Description
     -----------                  -----------
         10.1     Employment Agreement for Audrey Voyles, President of Alliance
                  Division of Registrant. Pursuant to Item 601(b)(2) of
                  Regulation S-X, the Exhibits referred to in the Agreement are omitted. The Registrant agrees to furnish supplementally a copy of any such Exhibit to the Commission upon request.

         99.1     Agreement of Purchase and Sale of Assets between Oceanic
                  Exploration Company, Alliance Services Associates, Inc.,
                  Alliance Staffing Associates, Inc. and the parties executing this Agreement as shareholders of Alliance Staffing
                  Associates, Inc. Pursuant to Item 601(b)(2) of Regulation S-X, the Exhibits referred to in the Agreement are omitted. The
                  Registrant agrees to furnish supplementally a copy of any such Exhibit to the Commission upon request.

         99.2     Non-Compete Agreement and Continuity of Business-Dealings
                  Undertaking with Alliance Services Associates, Inc.

         99.3     Non-Compete Agreement and Continuity of Business-Dealings
                  Undertaking with Alliance Staffing Associates, Inc.

         99.4     Non-Compete Agreement and Continuity of Business-Dealings
                  Undertaking with Karsten N. Blue

         99.5     Non-Compete Agreement and Continuity of Business-Dealings
                  Undertaking with Linden P. Blue